UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-07512

BNY Mellon Worldwide Growth Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	04/30/19

FORM N-CSR

Item 1.       Reports to Stockholders.

BNY Mellon Worldwide Growth Fund, Inc.

SEMIANNUAL REPORT April 30, 2019

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Worldwide Growth Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Worldwide Growth Fund, Inc. (formerly the Dreyfus Worldwide Growth Fund) covering the six-month period from November 1, 2018 through April 30, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The U.S. and many other developed economies continued their pattern of moderate growth during the six months. Equity markets experienced a sharp sell-off in the fourth quarter of 2018, triggered in part by interest-rate increases, trade tensions and slowing global growth. The sell-off partially reduced prior gains on U.S. indices, while losses deepened in international developed and emerging markets. Global equities continued their general decline through the end of 2018. However, comments made in January by the U.S. Federal Reserve (the “Fed”) that it might slow the pace of interest-rate increases in 2019 helped stimulate a rebound across equity markets. In a similar stance, other central banks pledged to continue policies that support economic growth, helping to further ease investor concerns. Talk of a potential trade agreement between the U.S. and China also helped to buoy equity markets, which continued their upward trajectory through the end of the period.

Equity volatility and global growth concerns triggered a flight to quality in many areas of the bond market, raising Treasury prices and flattening the yield curve. Corporate bonds, however, were hindered somewhat by concerns about economic growth, resulting in widening spreads and lower prices through November. After encouraging comments by the Fed in January, bond markets rebounded, and most U.S. indices continued to post positive returns through the end of April.

We remain positive on the near-term economic outlook for the U.S. but will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
June 3, 2019

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2018 through April 30, 2019, as provided by portfolio manager Fayez Sarofim of Fayez Sarofim & Co., Sub-Investment Adviser.

Market and Fund Performance Overview

For the six-month period ended April 30, 2019, BNY Mellon Worldwide Growth Fund, Inc.’s (formerly Dreyfus Worldwide Growth Fund) Class A shares produced a total return of 12.55%, Class C shares returned 12.14%, Class I shares returned 12.66% and Class Y shares returned 12.71%.1 For the same period, the fund’s benchmark, the MSCI World Index (the “Index”), produced an 8.83% total return.2

Global equities advanced during the reporting period, amid diverging economic prospects, but still-healthy corporate earnings. The fund outperformed its benchmark, supported by the net effects of stock selection and economic sector allocation.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital; current income is a secondary goal. To pursue its goals, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the common stock of U.S. and foreign companies. The fund focuses on “blue-chip” multinational companies with total market values of more than $5 billion. These are large, established, globally managed companies that manufacture and distribute their products and services throughout the world.

In choosing stocks, the fund’s portfolio managers first identify economic sectors they believe will expand over the next three to five years or longer. Using fundamental analysis, the fund’s portfolio managers then seek companies within these sectors that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth. The fund also invests in U.S. dollar-denominated American depositary receipts (ADRs).

The fund employs a “buy-and-hold” investment strategy, which is an investment strategy characterized by a low portfolio turnover rate, which helps reduce the fund’s trading costs and minimizes tax liability by limiting the distribution of capital gains.3

Markets Rebound as Central Banks Pause Monetary Tightening

After selling off in December 2018, the Index recovered to end the six-month period with a high single-digit return. Global equities bounced back as major central banks adopted a more cautious stance on monetary tightening, economic data from China improved and indications of progress on trade talks resurfaced. The benchmark’s advance was paced by stocks in the U.S., although most index markets gained ground.

Each of the 11 sectors of the Index closed higher, but information technology, real estate and industrials were the strongest performers for the six months. Energy was the weakest sector despite its rebound in the first quarter of 2019, when crude oil prices rose some 30% amid growing supply concerns. Health care, which was the leading sector in 2018, also lagged the broader market.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Sector Allocation and Stock Selection Benefited Fund Performance

The fund outpaced the Index and posted a double-digit gain for the six-month period. The fund’s geographical allocation, including an avoidance of Japan-based equities, and the overall effect of stock selection, supported the outperformance. The positioning within the communication services sector was a significant contributor to relative results, with the overweight emphasis on Facebook and the selection among issues in the entertainment industry having the largest positive impacts. The limited and correctly focused exposure in the lagging health care sector likewise added value. Relative returns also got a lift from the stock emphasis in financials, particularly within the banks and capital markets segments, as well as from the selection among consumer discretionary issues. The allocation to the information technology sector was positive, offset somewhat by stock selection. The largest positive contributors to the fund’s six-month return were Facebook, Microsoft, L’Oréal, Texas Instruments and LVMH Moët Hennessy Louis Vuitton.

Factors that partially restrained relative performance for the period included the lack of exposure to the real estate sector. The below-market allocation to industrials was another impediment, although a favorable stock focus within the sector helped to reduce the drag on relative results. Stock selection in the information technology sector also penalized returns due to the emphasis on Apple, which displayed weakness in the period. The largest detractors from returns were Apple, Altria Group, Philip Morris International, British American Tobacco and UnitedHealth Group.

A Continued Focus on Quality Companies

Given the backdrop of slowing economic growth and increased volatility, we believe the relative performance of higher-quality companies with sustainable earnings prospects and low leverage should continue to strengthen. The fund’s investment strategy has long focused on such companies. Dominant market positions and disciplined cost controls generally provide these companies with more options to protect their margins, while strong, recurring cash flows enable them to continue investing prudently for sustained growth in the future. Furthermore, their seasoned management teams have established records of creating long-term value for shareholders through strategic capital redeployment, dividend increases and share repurchases, providing a degree of stability as market conditions change.

June 3, 2019

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper, Inc. — The MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

3 Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components), the fund can be expected to be less tax-efficient than during periods of more stable market conditions and asset flows.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Worldwide Growth Fund, Inc. from November 1, 2018 to April 30, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2019

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.11	$10.05	$4.75	$4.32
Ending value (after expenses)	$1,125.50	$1,121.40	$1,126.60	$1,127.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2019

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.81	$9.54	$4.51	$4.11
Ending value (after expenses)	$1,019.04	$1,015.32	$1,020.33	$1,020.73

† Expenses are equal to the fund’s annualized expense ratio of 1.16% for Class A, 1.91% for Class C, .90% for Class I and .82% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
April 30, 2019 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.3%
Banks - 2.5%
JPMorgan Chase & Co.	157,475		18,274,974
Consumer Durables & Apparel - 5.7%
adidas	35,200		9,044,941
Hermes International	11,701	[a]	8,231,273
LVMH Moet Hennessy Louis Vuitton	61,725		24,164,997
			41,441,211
Consumer Services - 2.2%
McDonald's	81,725		16,146,408
Diversified Financials - 4.6%
BlackRock	35,825		17,383,723
Eurazeo	75,589		5,930,405
S&P Global	17,125		3,778,803
State Street	100,150		6,776,149
			33,869,080
Energy - 6.4%
Chevron	160,425		19,260,625
Exxon Mobil	270,968		21,753,311
Total, ADR	106,900		5,951,123
			46,965,059
Food, Beverage & Tobacco - 16.3%
Altria Group	242,175		13,157,368
Anheuser-Busch InBev	54,750		4,867,166
British American Tobacco, ADR	88,525		3,470,180
Coca-Cola	366,500		17,980,490
Constellation Brands, Cl. A	21,525		4,556,197
Danone, ADR	452,325		7,336,712
Diageo, ADR	68,825		11,606,648
Nestle, ADR	216,855	[b]	20,933,013
PepsiCo	111,275		14,248,764
Philip Morris International	233,225		20,187,956
			118,344,494
Health Care Equipment & Services - 3.3%
Abbott Laboratories	177,800		14,145,768
Intuitive Surgical	13,650	[a]	6,970,100
UnitedHealth Group	11,600		2,703,612
			23,819,480
Household & Personal Products - 5.1%
Estee Lauder, Cl. A	28,350		4,870,814
L'Oreal, ADR	579,450		31,924,798
			36,795,612

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Insurance - 3.1%
AIA Group	738,100		7,522,320
Chubb	102,025		14,814,030
			22,336,350
Materials - 1.8%
Air Liquide, ADR	369,787		9,851,126
Linde	18,125		3,267,212
			13,118,338
Media & Entertainment - 13.4%
Alphabet, Cl. C	19,680	[a]	23,389,286
Comcast, Cl. A	394,610		17,177,373
Facebook, Cl. A	203,150	[a]	39,289,210
Fox, Cl. A	68,441	[a]	2,668,515
Walt Disney	107,286		14,694,963
			97,219,347
Pharmaceuticals Biotechnology & Life Sciences - 7.0%
AbbVie	143,450		11,388,495
Johnson & Johnson	46,725		6,597,570
Novo Nordisk, ADR	280,925		13,768,134
Roche Holding, ADR	578,400	[b]	19,121,904
			50,876,103
Retailing - 1.5%
Amazon.com	5,700	[a]	10,981,164
Semiconductors & Semiconductor Equipment - 6.9%
ASML Holding	82,475		17,222,429
Infineon Technologies	298,350		7,035,582
Texas Instruments	217,475		25,625,079
			49,883,090
Software & Services - 10.1%
Microsoft	362,405		47,330,093
Visa, Cl. A	159,025	[b]	26,148,481
			73,478,574
Technology Hardware & Equipment - 5.4%
Apple	195,085		39,147,707
Transportation - 4.0%
Canadian Pacific Railway	80,950		18,138,466
Union Pacific	61,075		10,812,718
			28,951,184
Total Common Stocks (cost $288,033,034)			721,648,175

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .3%
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $2,203,026)	2.45	2,203,026	[c]	2,203,026

Investment of Cash Collateral for Securities Loaned - 1.6%
Registered Investment Companies - 1.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $11,488,069)	2.45	11,488,069	[c]	11,488,069
Total Investments (cost $301,724,129)		101.2%		735,339,270
Liabilities, Less Cash and Receivables		(1.2%)		(8,465,594)
Net Assets		100.0%		726,873,676

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At April 30, 2019, the value of the fund’s securities on loan was $41,274,326 and the value of the collateral held by the fund was $41,940,395, consisting of cash collateral of $11,488,069 and U.S. Government & Agency securities valued at $30,452,326.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	22.4
Consumer Staples	21.3
Communication Services	13.4
Health Care	10.3
Financials	10.2
Consumer Discretionary	9.4
Energy	6.5
Industrials	4.0
Investment Companies	1.9
Materials	1.8
101.2

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 10/31/18 ($)	Purchases ($)	Sales ($)	Value 4/30/19 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies:
Dreyfus Institutional Preferred Government Plus Money Market Fund	978,253	49,630,423	48,405,650	2,203,026.3		26,020
Investment of Cash Collateral for Securities Loaned:†
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	11,850	13,168,484	13,180,334	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	63,151,635	51,663,566	11,488,069	1.6	-
Total	990,103	125,950,542	113,249,550	13,691,095	1.9	26,020

† Effective January 2, 2019, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2019 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $41,274,326)—Note 1(c):
Unaffiliated issuers	288,033,034	721,648,175
Affiliated issuers	13,691,095	13,691,095
Cash denominated in foreign currency	233,958	235,385
Dividends, interest and securities lending income receivable		2,387,129
Receivable for investment securities sold		1,437,706
Receivable for shares of Common Stock subscribed		557,232
Prepaid expenses		67,198
		740,023,920
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		608,659
Cash overdraft due to Custodian		3,859
Liability for securities on loan—Note 1(c)		11,488,069
Payable for shares of Common Stock redeemed		793,184
Reorganization expense payable		106,637
Unrealized depreciation on foreign currency transactions		5,475
Directors fees and expenses payable		3,709
Accrued expenses		140,652
		13,150,244
Net Assets ($)		726,873,676
Composition of Net Assets ($):
Paid-in capital		254,882,936
Total distributable earnings (loss)		471,990,740
Net Assets ($)		726,873,676

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	509,385,309	43,778,905	150,520,163	23,189,299
Shares Outstanding	9,788,248	974,677	2,872,878	443,089
Net Asset Value Per Share ($)	52.04	44.92	52.39	52.34

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2019 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $493,735 foreign taxes withheld at source):
Unaffiliated issuers	7,475,275
Affiliated issuers	26,020
Income from securities lending—Note 1(c)	17,332
Total Income	7,518,627
Expenses:
Management fee—Note 3(a)	2,414,044
Shareholder servicing costs—Note 3(c)	909,423
Distribution fees—Note 3(b)	137,085
Professional fees	44,981
Registration fees	37,065
Custodian fees—Note 3(c)	32,277
Prospectus and shareholders’ reports	22,004
Directors’ fees and expenses—Note 3(d)	21,853
Loan commitment fees—Note 2	8,200
Interest expense—Note 2	153
Miscellaneous	16,899
Total Expenses	3,643,984
Investment Income—Net	3,874,643
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	37,388,252
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	43,232,196
Net Realized and Unrealized Gain (Loss) on Investments	80,620,448
Net Increase in Net Assets Resulting from Operations	84,495,091

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations ($):
Investment income—net	3,874,643	7,596,319
Net realized gain (loss) on investments	37,388,252	60,440,094
Net unrealized appreciation (depreciation) on investments	43,232,196	(57,348,894)
Net Increase (Decrease) in Net Assets Resulting from Operations	84,495,091	10,687,519
Distributions ($):
Distributions to shareholders:
Class A	(44,049,852)	(55,137,058)
Class C	(2,022,306)	(3,123,342)
Class I	(13,522,630)	(18,702,458)
Class Y	(3,421,962)	(4,469,254)
Total Distributions	(63,016,750)	(81,432,112)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	17,679,435	44,391,281
Class C	1,060,422	1,919,579
Class I	16,509,378	27,799,367
Class Y	4,287,383	15,022,891
Net assets received in connection with reorganization—Note 1	127,215,022	-
Distributions reinvested:
Class A	39,395,369	48,931,903
Class C	1,751,695	2,735,801
Class I	12,248,315	17,160,257
Class Y	3,404,553	4,405,077
Cost of shares redeemed:
Class A	(40,636,994)	(70,806,918)
Class C	(13,301,173)	(29,704,653)
Class I	(31,960,737)	(50,292,271)
Class Y	(15,588,817)	(17,964,590)
Increase (Decrease) in Net Assets from Capital Stock Transactions	122,063,851	(6,402,276)
Total Increase (Decrease) in Net Assets	143,542,192	(77,146,869)
Net Assets ($):
Beginning of Period	583,331,484	660,478,353
End of Period	726,873,676	583,331,484

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	379,110	781,982
Shares issued in connection with reorganization—Note 1	1,591,111	-
Shares issued for distributions reinvested	864,657	911,303
Shares redeemed	(861,697)	(1,309,188)
Net Increase (Decrease) in Shares Outstanding	1,973,181	384,097
Class Ca
Shares sold	26,497	40,226
Shares issued in connection with reorganization—Note 1	862,662	-
Shares issued for distributions reinvested	44,505	57,869
Shares redeemed	(339,415)	(575,993)
Net Increase (Decrease) in Shares Outstanding	594,249	(477,898)
Class Ib
Shares sold	348,019	509,589
Shares issued in connection with reorganization—Note 1	514,654	-
Shares issued for distributions reinvested	266,934	317,764
Shares redeemed	(678,381)	(926,567)
Net Increase (Decrease) in Shares Outstanding	451,226	(99,214)
Class Y
Shares sold	87,778	275,038
Shares issued for distributions reinvested	74,278	81,656
Shares redeemed	(340,205)	(328,548)
Net Increase (Decrease) in Shares Outstanding	(178,149)	28,146

[a] During the period ended April 30, 2019, 2,458 Class C shares representing $107,155 were automatically converted for 2,141 Class A shares and during the period ended October 31, 2018, 45,305 Class C shares representing $2,411,295 were automatically converted for 40,342 Class A shares.

[b] During the period ended October 31, 2018, 130 Class A shares representing $6,953 were exchanged for 129 Class I shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2019		Year Ended October 31,
Class A Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	52.03	58.28	50.01	54.03	55.33	51.69
Investment Operations:
Investment income—net[a]	.28	.62	.63	.69	.86	.78
Net realized and unrealized gain (loss) on investments	5.43	.28	11.50	(.68)	(.09)	3.68
Total from Investment Operations	5.71	.90	12.13	.01	.77	4.46
Distributions:
Dividends from investment income—net	(.23)	(.63)	(.59)	(.68)	(.89)	(.82)
Dividends from net realized gain on investments	(5.47)	(6.52)	(3.27)	(3.35)	(1.18)	–
Total Distributions	(5.70)	(7.15)	(3.86)	(4.03)	(2.07)	(.82)
Net asset value, end of period	52.04	52.03	58.28	50.01	54.03	55.33
Total Return (%)[b]	12.55[c]	1.25	25.88	.20	1.49	8.69
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.16[d]	1.17	1.18	1.19	1.17	1.17
Ratio of net expenses to average net assets	1.16[d]	1.17	1.18	1.19	1.17	1.17
Ratio of net investment income to average net assets	1.18[d]	1.14	1.18	1.39	1.59	1.45
Portfolio Turnover Rate	1.82[c]	4.52	7.36	5.51	5.38	2.01
Net Assets, end of period ($ x 1,000)	509,385	406,634	433,075	385,324	436,507	478,579

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

Six Months Ended
April 30, 2019		Year Ended October 31,
Class C Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	45.68	51.91	44.90	48.93	50.33	47.09
Investment Operations:
Investment income—net[a]	.10	.17	.24	.30	.42	.35
Net realized and unrealized gain (loss) on investments	4.66	.30	10.24	(.63)	(.10)	3.36
Total from Investment Operations	4.76	.47	10.48	(.33)	.32	3.71
Distributions:
Dividends from investment income—net	(.05)	(.18)	(.20)	(.35)	(.54)	(.47)
Dividends from net realized gain on investments	(5.47)	(6.52)	(3.27)	(3.35)	(1.18)	–
Total Distributions	(5.52)	(6.70)	(3.47)	(3.70)	(1.72)	(.47)
Net asset value, end of period	44.92	45.68	51.91	44.90	48.93	50.33
Total Return (%)[b]	12.14[c]	.51	24.95	(.54)	.73	7.91
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.91[d]	1.90	1.92	1.93	1.91	1.91
Ratio of net expenses to average net assets	1.91[d]	1.90	1.92	1.93	1.91	1.91
Ratio of net investment income to average net assets	.47[d]	.35	.51	.66	.86	.71
Portfolio Turnover Rate	1.82[c]	4.52	7.36	5.51	5.38	2.01
Net Assets, end of period ($ x 1,000)	43,779	17,377	44,556	51,906	63,848	71,683

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2019		Year Ended October 31,
Class I Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	52.37	58.72	50.46	54.48	55.78	52.10
Investment Operations:
Investment income—net[a]	.35	.77	.77	.84	1.01	.92
Net realized and unrealized gain (loss) on investments	5.44	.29	11.59	(.69)	(.09)	3.71
Total from Investment Operations	5.79	1.06	12.36	.15	.92	4.63
Distributions:
Dividends from investment income—net	(.30)	(.89)	(.83)	(.82)	(1.04)	(.95)
Dividends from net realized gain on investments	(5.47)	(6.52)	(3.27)	(3.35)	(1.18)	–
Total Distributions	(5.77)	(7.41)	(4.10)	(4.17)	(2.22)	(.95)
Net asset value, end of period	52.39	52.37	58.72	50.46	54.48	55.78
Total Return (%)	12.66[b]	1.54	26.21	.47	1.76	8.98
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90[c]	.90	.91	.92	.90	.91
Ratio of net expenses to average net assets	.90[c]	.90	.91	.92	.90	.91
Ratio of net investment income to average net assets	1.43[c]	1.40	1.44	1.66	1.85	1.69
Portfolio Turnover Rate	1.82[b]	4.52	7.36	5.51	5.38	2.01
Net Assets, end of period ($ x 1,000)	150,520	126,814	148,024	120,150	141,850	136,654

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

Six Months Ended
April 30, 2019		Year Ended October 31,
Class Y Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	52.33	58.71	50.49	54.52	55.81	52.11
Investment Operations:
Investment income—net[a]	.35	.82	.85	.69	.97	.92
Net realized and unrealized gain (loss) on investments	5.46	.29	11.55	(.51)	(.01)	3.77
Total from Investment Operations	5.81	1.11	12.40	.18	.96	4.69
Distributions:
Dividends from investment income—net	(.33)	(.97)	(.91)	(.86)	(1.07)	(.99)
Dividends from net realized gain on investments	(5.47)	(6.52)	(3.27)	(3.35)	(1.18)	–
Total Distributions	(5.80)	(7.49)	(4.18)	(4.21)	(2.25)	(.99)
Net asset value, end of period	52.34	52.33	58.71	50.49	54.52	55.81
Total Return (%)	12.71[b]	1.61	26.32	.56	1.84	9.10
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.82[c]	.82	.82	.86	.84	.85
Ratio of net expenses to average net assets	.82[c]	.82	.82	.86	.84	.85
Ratio of net investment income to average net assets	1.49[c]	1.50	1.59	1.41	1.74	1.51
Portfolio Turnover Rate	1.82[b]	4.52	7.36	5.51	5.38	2.01
Net Assets, end of period ($ x 1,000)	23,189	32,507	34,823	28,522	4,581	141

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Worldwide Growth Fund, Inc. (the “fund”), is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (the “Sub Adviser”), serves as the fund’s sub-investment adviser.

As of the close of business on December 14, 2018, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Directors (the “Board”) and The Dreyfus/Laurel Funds, Inc.’s Board of Directors, all of the assets, subject to the liabilities, of Dreyfus Core Equity Fund’s, a series of The Dreyfus/Laurel Funds, Inc., Class A, Class C and Class I shares were transferred to the fund in a tax free exchange at cost basis for Class A, Class C and Class I Common Stock of equal value. The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. Shareholders of Dreyfus Core Equity Fund’s Class A, Class C and Class I shares received Class A, Class C and Class I shares of the fund, respectively, in an amount equal to the aggregate net asset value of their investment in Dreyfus Core Equity Fund’s Class A, Class C and Class I shares at the time of the exchange. The net asset value of the fund’s shares on the close of business on December 14, 2018, after the reorganization was $44.55 for Class A, $39.56 for Class C and $44.82 for Class I, and a total of 1,591,111 Class A, 862,662 Class C and 514,654 Class I shares were issued to shareholders of Dreyfus Core Equity Fund’s Class A, Class C and Class I shares, respectively in the exchange.

The net unrealized appreciation (depreciation) on investments and net assets as of the merger date for Dreyfus Core Equity Fund and the fund were as follows:

	Unrealized Appreciation (Depreciation) ($)	Net Assets ($)
Dreyfus Core Equity Fund	67,669,934	127,215,022
BNY Mellon Worldwide Growth Fund	289,457,101	544,818,731

Assuming the merger had been completed on November 1, 2018, the fund’s pro forma results in the Statement of Operations during the period ended April 30, 2019 would be as follows:

Net investment income	$3,970,908[1]
Net realized and unrealized gain (loss) on investments	$67,114,204[2]
Net increase (decrease) in net assets resulting from operations	$76,670,202

1  $3,874,643 as reported in the Statement of Operations, plus $96,265 Dreyfus Core Equity Fund, pre-merger.

2  $80,620,448 as reported in the Statement of Operations plus ($13,506,244) Dreyfus Core Equity Fund, pre-merger.

Because the combined funds have been managed as a single integrated fund since the merger was completed, it is not practicable to separate the amounts of revenue and expenses of Dreyfus Core Equity Fund that have been included in the fund’s Statement of Operations since December 14, 2018.

Effective June 3, 2019, the fund changed its name from Dreyfus Worldwide Growth Fund to BNY Mellon Worldwide Growth Fund, Inc. and was reclassified as a standalone fund. In addition, The Dreyfus Corporation, the fund’s investment adviser and administrator, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of April 30, 2019 in valuing the fund’s investments:

	Level 1 – Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Common Stocks	721,648,175	-	-	721,648,175
Investment Companies	13,691,095	-	-	13,691,095

† See Statement of Investments for additional detailed categorizations.

At April 30, 2019, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. The fund received additional collateral subsequent to year end which resulted in the market value of the collateral to be at least 100% of the market value of the securities on loan. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2019, The Bank of New York Mellon earned $3,990 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2019, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2018 was as follows: ordinary income $7,882,374 and long-term capital gains $73,549,738. The tax character of current year distributions will be determined at the end of the current fiscal year.

(g) New Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2019 was approximately $18,800 with a related weighted average annualized interest rate of 1.64%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub Adviser, the Adviser pays the Sub Adviser a fee at an annual rate of .2175% of the value of the fund’s average daily net assets which is payable monthly.

During the period ended April 30, 2019, the Distributor retained $8,173 from commissions earned on sales of the fund’s Class A shares and $446 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2019, Class C shares were charged $137,085 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2019, Class A and Class C shares were charged $560,807 and $45,695, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees and the fund had an arrangement with the custodian to receive earnings credits when positive cash balance are maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2019, the fund was charged $50,979 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2019, the fund was charged $32,277 pursuant to the custody agreement.

During the period ended April 30, 2019, the fund was charged $5,660 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees $438,593, Distribution Plan fees $26,802, Shareholder Services Plan fees $111,734, custodian fees $6,000, Chief Compliance Officer fees $5,660 and transfer agency fees $19,870.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2019, amounted to $11,761,459 and $76,252,654, respectively.

At April 30, 2019, accumulated net unrealized appreciation on investments was $433,615,141, consisting of $437,956,644 gross unrealized appreciation and $4,341,503 gross unrealized depreciation.

At April 30, 2019, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTES

NOTES

NOTES

For More Information

BNY Mellon Worldwide Growth Fund, Inc.

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub Adviser

Fayez Sarofim & Co.
Two Houston Center
Suite 2907
909 Fannin Street
Houston, TX 77010

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: PGROX Class C: PGRCX Class I: DPWRX Class Y: DPRIX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation 0070SA0419

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.     Exhibits.

(a)(1)    Not applicable.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Worldwide Growth Fund, Inc.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President

Date:    June 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President

Date:    June 25, 2019

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    June 25, 2019

EXHIBIT INDEX

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)